UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

TOTAL RETURN SECURITIES FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TOTAL RETURN SECURITIES FUND

225 Pictoria Avenue, Suite 450

Cincinnati, OH 45246

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 11, 2026

________________________________________

To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Total Return Securities Fund (the "Fund") will be held at 2:00 p.m., on June 11, 2026, at the offices of Bulldog Investors LLP, 250 Pehle Avenue, Suite 708, Saddle Brook, New Jersey 07663, for the following purposes:

1.       To elect five Directors each to serve for a one-year term.

2.       To ratify the selection by the Fund's Board of Directors of Tait, Weller & Baker, LLP as the Fund's independent registered public accounting firm for the year ending December 31, 2026.

3.       To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

The Fund's Board of Directors has fixed the close of business on April 21, 2026 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

We currently intend to hold the Meeting in person. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the Meeting as promptly as practicable. Alternative arrangements may include changing the date, time or location of the Meeting or holding the Meeting solely by means of remote communication. We will make any such announcement by issuing a press release, filing definitive additional materials with the Securities and Exchange Commission ("SEC") and such other steps as are reasonably necessary to inform stockholders of the change. If you are planning to attend the Meeting in person, please check our website (https://totalreturnsecuritiesfund.com/) or our public filings with the SEC (www.sec.gov) prior to the Meeting date. As always, we encourage you to vote your shares prior to the Meeting.

You are cordially invited to attend the Meeting. Whether or not you intend to attend the Meeting, please vote by completing, signing and dating and returning the enclosed Proxy. Please see the enclosed Proxy for additional instructions on how to vote by telephone or through the Internet. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

By Order of the Board of Directors,

Rajeev Das
Dated: May 8, 2026	Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice, Proxy Statement and Form of Proxy for the Fund also are available to you on the Fund's website at whttps://totalreturnsecuritiesfund.com. You are encouraged to review all of the information contained in the Proxy materials before voting.

TOTAL RETURN SECURITIES FUND
225 Pictoria Avenue, Suite 450

Cincinnati, OH 45246

ANNUAL MEETING OF STOCKHOLDERS
June 11, 2026

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished by the Board of Directors of Total Return Securities Fund (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting"), to be held at 2:00 p.m., on Thursday, June 11, 2026, at the offices of Bulldog Investors LLP, 250 Pehle Avenue, Suite 708, Saddle Brook, New Jersey 07663. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, Proxy Statement and form of Proxy will first be mailed to stockholders of record on or about May 8, 2026.

About the Fund

The Fund's investment adviser is Bulldog Investors, LLP ("Bulldog"). Bulldog’s executive offices are located at Park 80 West, 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 07663. The Fund's administrator is Ultimus Fund Solutions, LLC ("Ultimus"). The executive offices of the Fund and Ultimus are located at 225 Pictoria Avenue, Suite 450, Cincinnati, OH 45246.

Voting Information

If the accompanying form of Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, the shares will be voted "FOR" the election of each nominee for Director and "FOR" the ratification of the Fund's independent registered public accounting firm. A Proxy may be revoked at any time before it is voted by written notice to the Secretary of the Fund revoking it, by submitting a properly executed Proxy bearing a later date, or by attending the Meeting and voting in person. Attending the Meeting will not automatically revoke a previously executed Proxy. Shares represented by a Proxy marked to withhold authority to vote for a Director, abstentions and "broker non-votes" will be included in determining the existence of a quorum at the Meeting, but will not constitute a vote in favor of a Proposal. As a result, because approval of Proposal 2 requires a majority of the votes cast at the meeting by the stockholders entitled to vote thereon and abstentions and "broker non-votes" are not votes cast with respect to Proposal 2, they will have no effect on the outcome of Proposal 2. A "broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

A quorum of stockholders is constituted by the presence in person or represented by Proxy of the holders of the Fund's outstanding shares of common stock entitled to cast a majority of the votes entitled to be cast at the Meeting. Whether or not a quorum is present at the Meeting, one or more adjournments of the Meeting may be proposed, including to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or represented by Proxy and entitled to vote at the Meeting. If an adjournment is proposed, the persons named as Proxies will vote thereon according to their best judgment in the interest of the Fund.

1

The Board of Directors has fixed the close of business on April 21, 2026 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 12,973,861 shares of common stock outstanding and entitled to vote. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders are not entitled to any appraisal rights as the result of any Proposal.

If you wish to attend the Meeting in person, whether or not you hold your shares in your own name, you will need to present satisfactory evidence of your identity, which for this purpose is a valid U.S. federal or state government issued picture identification, such as a driver's license or passport.

The Board of Directors knows of no business other than that mentioned in the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its Annual Report for its fiscal year ended December 31, 2025 and its most recent Semi-Annual Report to any stockholder upon request. Requests for these Reports should be made in writing to Total Return Securities Fund., 225 Pictoria Avenue, Suite 450, Cincinnati, OH 45246 or by calling the Fund's toll-free telephone number: (414) 516-1514.

2

PROPOSAL 1: TO ELECT FIVE DIRECTORS

The Board has a non-classified structure in which each director is elected annually for one year. Accordingly, each Director is elected annually for a one year term to serve until the next annual meeting of stockholders and until his respective successor is duly elected and qualifies.

The number of Directors currently is five: Andrew Dakos, Richard Dayan, Phillip F. Goldstein, Ben H. Harris and Moritz A. Sell.

On March 31, 2026, Gerald Hellerman resigned from the Board and on April 1, 2026, Mr. Harris was appointed to the Board.

At a meeting held on March 20, 2026, each of Messrs. Dakos, Dayan, Goldstein, Sell, and Harris were nominated by the Nominating and Corporate Governance Committee of the Board of Directors. On the same date, the Board of Directors of the Fund unanimously proposed Messrs. Dakos, Dayan, Goldstein, Sell, and Harris to serve as the nominees for election at this Meeting.

Required Vote and the Board's Recommendation

Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy to vote each Proxy "FOR" the election of the nominees of the Fund listed above. Each nominee has indicated he or she will serve, if elected, but if any such nominee should be unable to serve, Proxies will be voted for an alternate nominee, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a Director. Each of the nominees currently is a member of the Board of Directors.

Please see "Certain Information Concerning Directors and Executive Officers" and "Additional Information about the Fund's Directors" below in this Proxy Statement for additional information concerning the nominees.

In accordance with Delaware law and the Fund's Certificate of Incorporation and By-Laws, Directors are elected by a plurality of the votes cast at the Meeting by the stockholders entitled to vote.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS.

3

Certain Information Concerning Directors and Executive Officers

The following tables set forth certain information about each person nominated for election as a Director by the Board of Directors of the Fund, each person currently serving and continuing as a Director and each person who currently serves as an Executive Officer of the Fund. The information with respect to the Directors is separately stated for Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund (each such Director, a "Non-Interested Director") and the Director who is deemed to be an "interested person" of the Fund under the 1940 Act.

Directors and nominees who are not "interested persons" of the Fund
Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned
Richard Dayan Age: 83	Director (2018); Member of the Audit & Valuation Committee (2018); Chair and Member of the Nominating and Corporate Governance Committee (2018)	President and owner of Cactus Trading since 1990	Trustee of High Income Securities Fund since 2018	0 $0

4

Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned
Ben H. Harris Age: 57	Director (2026)	Executive Chairman on Hormel Harris Investments, LLC; Principal of NBC Bancshares, LLC; Chief Executive Officer of Crossroads Capital, Inc.; Administrator of Crossroads Liquidating Trust.	Trustee of High Income Securities Fund since 2018; Director of Special Opportunities Fund, Inc. since 2009	0 $0
Moritz A. Sell Age: 58	Director (2017); Member and Chair of the Audit & Valuation Committee (2017); Lead Independent Director (2018); Member of the Nominating and Corporate Governance Committee (2026)	Principal, Edison Holdings GmbH; Senior Advisor, Markston International LLC until 2019	Trustee of High Income Securities Fund since 2018; Director of FAX (Aberdeen Asia Pacific Income Fund) and FCO (Aberdeen Global Income Fund) since 2018; Director of IAF (Aberdeen Australia Equity Fund) since 2004; BNY Mellon Municipal Income Inc. from 2024 - 2025	9,998 $50,001-$100,000

5

Directors who are "interested persons" of the Fund
Name, Address[1] & Age	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned
Andrew Dakos* Age: 60	Director (2017) and Chairman (2018); President and Chief Executive Officer (2019)	Partner of Bulldog Investors, LLP since 2009; Partner of Ryan Heritage, LLP since 2019; Managing general partner of Bulldog Investors General Partnership	President and Director of Special Opportunities Fund, Inc. since 2009; President and Trustee of High Income Securities Fund since 2018; Director of Brookfield DTLA Fund Office Trust Investor Inc. since 2017, Tejon Ranch Co. since 2025, and BNY Mellon Municipal Income Inc. from 2024 - 2025	146,000 over $100,000
Phillip F. Goldstein** Age: 80	Director (2018)	Partner of Bulldog Investors, LLP since 2009; Partner of Ryan Heritage, LLP since 2019; Managing general partner of Bulldog Investors General Partnership	Chairman and Director of The Mexico Equity and Income Fund, Inc. since 2000;
Chairman, Director and Secretary of Special Opportunities Fund, Inc. since 2009;
Chairman, Trustee and Secretary of High Income Securities Fund since 2018;
			Director of Brookfield DTLA Fund Office Trust Investor Inc. since 2017 and BNY Mellon Municipal Income Inc. from 2024 - 2025	113,234 Over $100,000

*

Mr. Dakos is considered an "interested person" of the Fund within the meaning of the 1940 Act as a result of his position as President and Chief Executive Officer of the Fund and his position with Bulldog.

**Mr. Goldstein is considered an “interested person” of the Fund within the meaning of the 1940 Act as a result of his position with Bulldog.

The following table sets forth certain information about each person serving as an Officer of the Fund as of April 21, 2026.

6

Name, Address[1] & Age	Position(s) with Fund[2]	Term of Office and Length of Time Served	Principal Occupation(s) During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned
Officers
Andrew Dakos Age: 60	President and Chief Executive Officer; Director and Chairman.	President and Chief Executive Officer since 2019; Chairman since 2018; Director since 2017	President and Director of Special Opportunities Fund, Inc. since 2009; President and Trustee of High Income Securities Fund since 2018; Director of Brookfield DTLA Fund Office Trust Investor Inc. since 2017, Tejon Ranch Co. since 2025, and BNY Mellon Municipal Income Inc. from 2024 – 2025.	146,000 over $100,000
Thomas Antonucci Age: 57	Chief Financial Officer	Since 2019	Director of Operations, Bulldog Investors, LLP since 2006; Chief Financial Officer and Treasurer of Special Opportunities Fund, Inc. since 2014; Treasurer of High Income Securities Fund since 2018	0 $0

7

Name, Address[1] & Age	Position(s) with Fund[2]	Term of Office and Length of Time Served	Principal Occupation(s) During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned

Stephanie Darling Age: 56	Chief Compliance Officer	Since 2019	General Counsel and Chief Compliance Officer of Bulldog Investors, LLP since 2012; Chief Compliance Officer: Ryan Heritage, LLP, High Income Securities Fund since 2018, Mexico Equity and Income Fund since 2020, and Special Opportunities Fund, Inc. since 2020; Editor in Chief of The Investment Lawyer	0 $0

Rajeev Das Age: 57	Secretary	Since 2019	Head of Trading, Bulldog Investors, LLP since 2009 and Ryan Heritage, LLP	334 $1-$10,000

1	The address for each Director and Executive Officer is c/o Total Return Securities Fund, 225 Pictoria Avenue, Suite 450, Cincinnati, OH 45246.

2	Each Executive Officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.

The Fund's Executive Officers are elected annually by the Board of Directors generally at its regular meeting in connection with the Annual Meeting of Stockholders.

Additional Information about the Fund's Board of Directors

Board's Oversight Role in Management. The Board oversees risk management for the Fund directly and, as to certain matters, through its committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Chief Financial Officer), portfolio management and other personnel of the Fund’s investment adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers. The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities. In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate,

8

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of a fund's board members not be "interested persons" (as defined in the 1940 Act) of the fund and as such are not affiliated with the fund's investment adviser ("Independent Board members"). To rely on certain exemptive rules under the 1940 Act, a majority of a fund's board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members. Currently, the chair of each of the Board's permanent committees is comprised of Non-Interested Directors. The Board has determined that its leadership structure is appropriate.

Information about Each Nominee’s Experience, Qualifications, Attributes or Skills. The Board of Directors believes that the significance of each Nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that the Directors satisfy this standard. Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The Board's Nominating and Corporate Governance Committee Charter contains certain other factors considered by the Committee in identifying and evaluating potential Director nominees. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Information about each Nominee for Director follows (supplementing the information provided in the table above), including some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors. Each Director satisfies the Fund's Director qualification requirements set forth in the Nominating and Corporate Governance Committee Charter, which is attached as Exhibit A to the Proxy Statement.

•	Andrew Dakos - Mr. Dakos, the Chairman of the Board of the Fund, has over 20 years of investment management experience. In 2019 Mr. Dakos was appointed as the Fund's President and Chief Executive Officer concurrent with the resignation of representatives of the Fund’s former investment adviser as the Fund's executive officers. He is currently a partner of Bulldog Investors, the Fund’s investment adviser, which also serves as the investment adviser of separately-managed accounts, Special Opportunities Fund, Inc. ("SPE"), and High Income Securities Fund (“PCF”), each a publicly-traded closed end fund, and is a partner of Ryan Heritage, LLP, which serves as the investment sub-adviser of Horizon Kinetics SPAC Active ETF and separately-managed accounts. Mr. Dakos also currently serves as president and a director of SPE; as a director of Brookfield DTLA Fund Office Trust Investor Inc.; as president and a trustee of PCF; as a director of Tejon Ranch Co. and a trustee of High Income Securities Fund.
•	Richard Dayan - Mr. Dayan is the owner, and has served as the President of Cactus Trading, an importer and exporter of clothing and accessories, since 1990. Mr. Dayan currently serves as a trustee of PCF and previously served a director of Emergent Capital, Inc. (formerly, Imperial Holdings, Inc.). Mr. Dayan is a member of the Fund's Audit & Valuation Committee and is the Chair and a member of the Fund’s Nominating and Corporate Governance Committee.

•	Phillip F. Goldstein - Mr. Goldstein has over 25 years of investment management experience. He is currently a partner of Bulldog Investors, which serves as the investment adviser of separately-managed accounts, SPE, and PCF. Mr. Goldstein currently serves as Chairman and a director of The Mexico Equity and Income Fund, Inc.; as Chairman and a director of SPE, as Chairman, Secretary and a Trustee of PCF; as a director of Brookfield DTLA Fund Office Trust Investor, Inc.; and is a partner of Ryan Heritage, LLP, which serves as the investment sub-adviser of Horizon Kinetics SPAC Active ETF and separately-managed accounts.

9

•	Ben H. Harris - Mr. Harris is currently a Director of SPE and has served in that capacity since 2009. He is also a Trustee of PCF and has served in that capacity since 2018. He has extensive experience in the management of private and public entities, highly regulated entities and corporate restructurings. In addition, Mr. Harris is currently a director of ten private companies.
•	Moritz A. Sell - Mr. Sell currently serves as Principal of Edison Holdings GMBH, a commercial real estate and venture capital firm. Mr. Sell served as Senior Advisor to Markston International LLC, an independent investment manager until 2019. From 1996 to 2013, he served as a Director, Market Strategist and Head of Proprietary Trading (London Branch) of Landesbank Berlin AG and its predecessor, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG). Mr. Sell currently serves as a trustee of PCF; as a director of FAX (Aberdeen Asia Pacific Income Fund); as a director of FCO (Aberdeen Global Income Fund); and as a director of Aberdeen Australia Equity Fund. Mr. Sell previously served as chairman and a director of Aberdeen Singapore Fund and as a director of Aberdeen Greater China Fund. Mr. Sell is the Fund's Lead Independent Director and also serves as a member of the Fund's Nominating and Corporate Governance Committee and is the Chair of the Fund’s Audit & Valuation Committee.

Board Committees, Meetings and Compensation

The Board has two standing Committees: the Audit & Valuation Committee and the Nominating and Corporate Governance Committee. Each Committee is composed entirely of Non-Interested Directors. Where deemed appropriate, the Board may constitute ad hoc committees.

Audit & Valuation Committee. The current members of the Audit & Valuation Committee of the Board of Directors are Messrs. Sell and Dayan. Mr. Sell serves as Chair of the Audit & Valuation Committee. Each member of the Committee is "independent" under the listing standards of the New York Stock Exchange ("NYSE"). The Board has determined that Mr. Sell's service on the audit committees of more than three public companies does not impair his ability to effectively serve on the Fund's Audit & Valuation Committee because, like the Fund, those other companies are listed closed-end funds and include funds that are part of the same fund complex.

Pursuant to the Audit & Valuation Committee Charter adopted by the Board, the function of the Audit & Valuation Committee is to assist Board oversight of (i) the integrity of the Fund's financial statements; (ii) the Fund's compliance with legal and regulatory requirements; and (iii) the independent registered public accounting firm's qualifications, independence and performance. The Audit & Valuation Committee has direct responsibility to appoint, retain, determine the compensation of, evaluate and terminate the Fund's independent registered public accounting firm, including sole authority to approve all audit engagement fees and terms and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm. The Audit & Valuation Committee also oversees the accounting and financial reporting processes of the Fund and the audits of the Fund's financial statements as well as the administration of the Fund. The Audit & Valuation Committee held six meetings during the year ended December 31, 2025. The Fund's Audit & Valuation Committee Charter is available on the Fund's website at https://totalreturnsecuritiesfund.com.

Nominating and Corporate Governance Committee. The Board has a Nominating and Corporate Governance Committee whose current members are Messrs. Dayan and Sell. Mr. Dayan serves as Chair of the Nominating and Corporate Governance Committee. Each member of the Committee is currently "independent" under the listing standards of the NYSE.

10

Among other responsibilities, the Nominating and Corporate Governance Committee selects and nominates persons for election or appointment by the Board and oversees the annual assessment of the effectiveness of the Board and such other matters of Fund governance as may be delegated to it by the Board or determined by the Nominating and Corporate Governance Committee to be appropriate. In evaluating potential nominees, the Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

The Nominating and Corporate Governance Committee will consider nominees recommended by a stockholder if such recommendation is in writing and received by the Fund by the deadline specified below under "Stockholder Proposals" and otherwise complies with the requirements for such proposals contained in the Nominating and Corporate Governance Committee Charter and the Fund's By-Laws. Any such recommendations should be submitted to the Fund's Secretary, Total Return Securities Fund, 225 Pictoria Avenue, Suite 450, Cincinnati, OH 45246. The Nominating and Corporate Governance Committee held four meetings during the year ended December 31, 2025. The Fund does not provide a copy of the Nominating and Corporate Governance Committee Charter on its website, but the Fund's current Nominating and Corporate Governance Committee Charter is attached as Exhibit A to this Proxy Statement.

During the year ended December 31, 2025, the Board met four times. Each member of the Board attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all Committees of the Board on which he served. The Fund has no formal written policy regarding Directors' attendance at annual meetings of stockholders. Messrs. Dakos and Goldstein attended the 2024 Annual Meeting.

During the year ended December 31, 2025, the Fund paid each Non-Interested Director an annual retainer of $42,000, except for the Chairman of the Board to whom the Fund paid $56,000 and for the Chairs of the three standing Committees to each of whom the Fund paid $48,000. In addition, the Fund paid each Non-Interested Director $2,000 for each in-person Board meeting attended, and $750 for each telephonic Board meeting attended. The Fund also paid each Non-Interested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Each Non-Interested Director may be compensated for incremental work over and above attending a meeting, including work performed as a member of an ad hoc committee, based upon the value added to the Fund. Finally, the Fund reimburses the Directors for certain out-of-pocket expenses, such as travel expenses, in connection with Board meetings.

During the year ended December 31, 2025, the Directors and officers received from the Fund individual compensation for their services as directors (exclusive of reimbursed expenses) and officers, as set forth below.

Name of Person and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund
Andrew Dakos, Chair of the Board, President and Chief Executive Officer	$89,750	$0	$0	$89,750
Richard Dayan, Chair of the Nominating and Corporate Governance Committee	$57,500	$0	$0	$57,500
Phillip F. Goldstein	$59,750	$0	$0	$59,750
Gerald Hellerman	$60,500	$0	$0	$60,500

11

Name of Person and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund
Moritz A. Sell, Chair of the Audit & Valuation Committee	$60,500	$0	$0	$60,500
Thomas Antonucci, Chief Financial Officer	$30,000	$0	$0	$30,000
Stephanie Darling, Chief Compliance Officer	$54,000	$0	$0	$54,000
Rajeev Das, Secretary	$25,000	$0	$0	$25,000
TOTAL REMUNERATION:	$437,000	$0	$0	$437,000

Security Ownership of Certain Beneficial Owners

As of the record date, no stockholder, to the knowledge of the Fund, based on Schedule 13G filings with the Commission, beneficially owned more than five percent of the Fund's outstanding shares of common stock, except as listed below:

Name of Person	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Allspring Global Investment Holdings, LLC[1]	811,933	6.30%
CSS LLC/IL2	1,020,547	7.99%

_____________________________

1	Allspring Global Investment Holdings, LLC, 525 Market Street, 10th Fl, San Francisco, CA 94105, filed on March 6, 2026 a beneficial ownership report on Schedule 13G with the Commission reporting beneficial ownership as of February 27, 2026.
2	CCS LLC/IL, 1 North Wake Drive, Suite 3075, Chicago, IL 60606, filed on April 15, 2026, a beneficial ownership report on Scheule 13G with the Commission reporting beneficial ownership as of March 31, 2026.

12

PROPOSAL 2: SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on March 20, 2026, the Audit & Valuation Committee of the Fund's Board of Directors recommended, and the Board of Directors approved and ratified, Tait, Weller & Baker, LLP to act as the independent registered public accounting firm for the Fund for the year ending December 31, 2026. Based principally on representations from Tait Weller, the Fund knows of no direct financial or material indirect financial interest of Tait Weller in the Fund. Tait Weller has served as the independent registered public accounting firm for the Fund since December 23, 2016. No representative of Tait Weller is expected to be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions.

Neither the Fund's Certificate of Incorporation or its By-Laws requires that the stockholders ratify the appointment of Tait Weller as the Fund's independent registered public accounting firm, but the Fund is doing so as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit & Valuation Committee and the Fund's Board of Directors will reconsider whether or not to continue to retain Tait Weller, but may decide to do so. Even if the appointment is ratified, the Audit & Valuation Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interest of the Fund and its stockholders.

Certain Information Concerning Tait, Weller & Baker, LLP

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by Tait Weller for the audit of the Fund's annual financial statements, or services that are normally provided by Tait Weller in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,000 in each of 2024 and 2025.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services rendered by Tait Weller that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) above.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by Tait Weller for tax compliance, tax advice and tax planning ("Tax Services") were $5,500 in each of 2024 and 2025. These Tax Services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees. Tait Weller did not provide any additional products or services to the Fund in the Reporting Periods, other than the services reported in paragraphs (a) through (c) above.

Audit & Valuation Committee Pre-Approval Policies. The Audit & Valuation Committee pre-approves Tait Weller's engagements for audit and non-audit services to the Fund. Pre-approval considerations include whether the proposed services are compatible with maintaining Tait Weller's independence.

Non-Audit Fees. The aggregate non-audit fees billed in the Reporting Periods by Tait Weller for services rendered to the Fund were $5,500 in each of 2024 and 2025. These aggregate non-audit fees include the Tax Services described above. There were no fees billed by Tait Weller in the Reporting Periods for non-audit services rendered by Tait Weller to Schroders or Service Affiliates.

Auditor Independence. The Audit & Valuation Committee considers whether the provision of any non-audit services rendered which were not pre-approved (not requiring pre-approval) is compatible with maintaining Tait Weller's independence.

13

Required Vote and the Board's Recommendation

The selection of the Fund's independent registered public accounting firm will be ratified if approved by a majority of votes cast at the meeting on Proposal 2 by the stockholders entitled to vote thereon.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE
"FOR" PROPOSAL 2 TO RATIFY THE SELECTION OF TAIT, WELLER & BAKER, LLP
AS THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE YEAR ENDING DECEMBER 31, 2026.

REPORT OF AUDIT & VALUATION COMMITTEE

The Audit & Valuation Committee has exclusive oversight of the Fund's financial reporting process. The Committee operates pursuant to a Charter which has been approved by the Board, a copy of which is available on the Fund's website at www.swzfund.com. As set forth in the Charter, management of the Fund is responsible for the (i) preparation, presentation and integrity of the Fund's financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund's independent registered public accounting firm, Tait Weller, is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Committee considered and discussed the December 31, 2025 audited financial statements with management and with Tait Weller. The Committee also discussed with Tait Weller the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications With Audit Committees, as currently in effect. Finally, the Committee reviewed the written disclosures and the letter from Tait Weller required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and discussed with Tait Weller the auditors' independence.

Stockholders are reminded, however, that the members of the Audit & Valuation Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and Tait Weller. Accordingly, the Audit & Valuation Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit & Valuation Committee's considerations and discussions referred to above do not assure that the audit of the Fund's 2025 financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles, nor do they assure Tait Weller's independence. Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee determined that the Fund's audited financial statements be included in the Fund's Annual Report to Stockholders for the year ended December 31, 2025, and filed with the Commission.

Moritz A. Sell, Audit & Valuation Committee Chair
Richard Dayan
Gerald Hellerman

Dated: February 25, 2026

14

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, however, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

Stockholders who wish to communicate with the Directors should send communications to Total Return Securities Fund, 225 Pictoria Avenue, Suite 450, Cincinnati, OH 45246, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which stockholder communications will be directed to the Director or Directors indicated in the communication.

STOCKHOLDER PROPOSALS

In accordance with Rule 14a-8 under the Exchange Act, stockholder proposals intended to be presented at the 2027 Annual Meeting must be received by the Fund on or before January 8, 2027 in order to be considered for inclusion in the Fund's Proxy Statement and form of Proxy relating to that meeting. In addition, the Fund's By-Laws provide that if a stockholder of record entitled to vote desires to bring proposals (including Director nominations) before the 2025 Annual Meeting, written notice of such proposals as prescribed in the By-Laws must be received by the Fund's Secretary, Total Return Securities Fund, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, between March 3, 2027 and February 11, 2027.

For additional requirements, stockholders may refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the By-Laws, the proposal will be excluded from consideration at the meeting.

EXPENSES OF PROXY SOLICITATION

The Fund will bear the cost of soliciting Proxies on behalf of the Board of Directors. In addition to the use of mails, Proxy solicitations may be made by telephone, fax and personal interview by the Fund's Directors and officers without additional compensation. Brokerage houses, banks and other fiduciaries may be requested to forward Proxy solicitation material to their customers to obtain authorization for the execution of Proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. If you have any questions concerning this Proxy solicitation, please contact Ultimus at (414) 516-1514.

Authorizations to execute Proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic Proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the stockholder has received the Proxy Statement and Proxy in the mail. Within 72 hours of receiving a stockholder's telephonic transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Any stockholder giving a Proxy may revoke it at any time before it is exercised by submitting a new Proxy to the Fund or by attending the Meeting and voting in person.

HOUSEHOLDING

Please note that only one Annual Report or most recent Quarterly Report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an Annual Report or Semi-Annual Report or Proxy Statement, or for instructions as to how to request a separate copy of such documents or how to request a single copy if multiple copies of such documents are received, stockholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

15

VOTING RESULTS

The Fund will advise stockholders of the voting results of the matters voted upon at the Meeting in the Semi-Annual Report to Stockholders first following the Meeting.

IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN SUBMITTING YOUR PROXY PROMPTLY BY MAIL OR BY VOTING BY TELEPHONE OR THROUGH THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY.

If you have any questions concerning this Proxy solicitation, please contact Ultimus at (414) 516-1514.

Rajeev Das
Dated: May 8, 2026	Secretary

16

EXHIBIT A

TOTAL RETURN SECURITIES FUND

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

(Adopted As Of September 12, 2025)

Membership and Qualifications

The Nominating and Corporate Governance Committee (the “Committee”) of Total Return Securities Fund (the “Fund”) shall consist of no fewer than two members. Such members shall be appointed by the Fund’s independent directors. Subject to earlier removal by the Board, each member shall serve until he or she is no longer a director of the Fund. The Board, in its sole discretion, may remove members of the Committee at any time and for any reason. Any such vacancy shall be filled by the Board.

The Committee members shall elect a chairperson (the “Chairperson”) by a vote of a majority of the full Committee, or, if the members have failed to do so, then the Board shall designate the Chairperson.

All members of the Nominating Committee must satisfy the independence requirements of the New York Stock Exchange (“NYSE”) and other applicable regulatory requirements.

Purpose

The purposes of the Committee are to assist the Board in carrying out its responsibilities relating to (i) the identification and selection of qualified individuals to become Board members and members of Board committees; (ii) the development, adoption and periodic monitoring/updating of corporate governance principles and policies and (iii) to review on an annual basis the compensation of the members of the Board of Directors.

The Committee is also responsible for producing a report to enable the Fund to make the required disclosures in the Fund’s proxy statement, in accordance with applicable rules and regulations, regarding the nominations process and the work of the Committee.

Structure and Meetings

The Chairperson shall, after consultation with the other members of the Committee, (i) determine the dates, times and places for meetings of the Committee, and (ii) set the agenda for each meeting. The Committee shall hold at least one meeting each year, and such additional meetings as the Chairperson determines are warranted under the circumstances in order for the Committee to fulfill its mandate. The Chairperson of the Committee shall preside at each meeting of the Committee, except that in the absence of the Chairperson at any particular meeting, then the Committee member designated by the Chairperson shall preside at such meeting. A majority of the total number of Committee members then in office shall constitute a quorum for the transaction of Committee business and all matters to be decided by the Committee shall be decided by the affirmative vote of a majority of the members present in person or by proxy at a duly called meeting of the Committee.

17

Duties and Responsibilities

The Committee shall have the following power, authority and responsibilities:

(a)	Identify individuals qualified to become Board members and members of Board committees (including members to fill vacancies), consistent with criteria approved by the Board, and to recommend particular director nominees to the Board (including nominations for re-election of continuing/incumbent directors) for the next annual meeting of shareholders, except if and to the extent the Fund is legally required by contract or otherwise to provide third parties with the ability to nominate directors (in which case the selection and nomination of such directors need not be subject to action by the Committee). The Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills or technological expertise and exemplary personal integrity and reputation. Other factors that the Committee will consider in seeking candidates for the Board are set forth on Appendix A. The Committee will have the sole authority to retain and terminate any search firm to be used to assist the Committee, and will have sole authority to approve such firm’s fees and other retention terms. The Committee will also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors at the Fund’s expense and will have sole authority to approve the any such advisor’s fees and other retention terms.
(b)	Develop and recommend to the Board a set of corporate governance guidelines and principles applicable to the Fund, including, without limitation, (i) a requirement that the Fund’s non-management directors meet at regularly scheduled executive sessions without Fund management, (ii) director qualification standards (including qualification standards for service on Board committees), including independence, (iii) director responsibilities, including attendance at meetings and advance review of materials, (iv) director access to management and independent advisors, (v) director orientation and continuing education; (vi) management succession, including principles for selection and performance review; and (vii) annual evaluation of Board and committee performance.
(c)	Monitor data submitted to the Board by individual directors that may impact independence and make recommendations to the Board regarding action, if any, that may be required in view of such data.
(d)	Consider and make recommendations to the Board on membership of Board committees and the responsibilities of those committees to enhance overall Board performance.
(e)	Periodically evaluate and make recommendations with respect to: (i) director qualifications and selection criteria; and (ii) Board size and composition.
(f)	Review annually the performance of the Board and its individual members based upon criteria deemed applicable by the Committee. The Committee in its discretion, will work with a director to resolve any performance issues identified by the Committee, or, if necessary, seek such director’s resignation or recommend to the Board such director’s removal.
18

(g)	Annually review and make recommendations with respect to the compensation of the members of the Board of Directors.
(h)	Periodically review and make recommendations with respect to the corporate governance guidelines and code of ethics.
(i)	Review and reassess annually the adequacy of this Charter and recommend to the Board for approval any proposed changes to this Charter.
(j)	Perform such other duties and responsibilities as may be assigned to the Committee from time to time by the Board.

Operating Policies

(a)                                            The Committee may, at its discretion, keep the minutes of all Committee meetings (designating in its discretion such individuals to record the minutes) and approve them by subsequent action. The Committee will circulate the approved minutes, if any are taken, of the Committee meetings to the full Board for review.

(b)                                           The Committee will determine its rules of procedure in accordance with the Fund’s principles of corporate governance and the Fund’s Amended and Restated Bylaws.

(c)                                            At each regular Board meeting held following a Committee meeting, the Chairperson will report to the Board regarding the actions taken by and the activities and findings of the Committee since the last Board meeting, as well as any recommendations for action by the Board when appropriate.

19

Appendix A

Board Member Qualification Factors TO CONSIDER

Working Background

♦	Current or past membership on board of registered investment company
♦	Board or executive position with money management organization
♦	Board or executive position with broker-dealer organization
♦	Board or executive position with any other financial, technology or marketing organization
♦	Board or financial position with any other substantial publicly-held business organization
♦	Accounting or legal position representing any of the above businesses
♦	Academic background and specialty in areas relevant to any of the above businesses

Other Background Considerations

♦                   Mix of skills on board

♦                   Mix of generations on board

♦                   Diversity of personal backgrounds on board

Personal Characteristics

♦	Reputation for integrity
♦	Ability to apply good business sense, with appreciation for the role of the board
♦	Ability to work with other directors as a team
♦	Ability to balance critical thinking with avoidance of unnecessary confrontation
♦	Sufficient stature to provide shareholder assurance of qualification
♦	Ability to commit necessary time
♦	Personal and financial independence from management
♦	Nominees may not have any felony convictions or any felony or misdemeanor convictions involving the purchase or sale of a security.
♦	No person shall be qualified to be a Board member if the Committee, in consultation with counsel to the independent Board members, has determined that such person, if elected as a Board member, would cause the Fund to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the Fund’s organizational documents, or (c) any general policy adopted by the Board regarding the percentage of the Board that would be comprised of independent Board members.

A-1

0

TOTAL RETURN SECURITIES FUND

Proxy for Annual Meeting of Stockholders on June 11, 2026

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Phillip F. Goldstein and Andrew Dakos, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Total Return Securities Fund (the "Fund"), to be held at 2 p.m. on June 11, 2026, at the offices of Bulldog Investors, LLP, 250 Pehle Ave., Suite 700, Saddle Brook, New Jersey 07663, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

1.1 14475